SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-20111	75-2636283
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

(Address of Principal Executive Offices and Zip Code)

6700 Woodlands Parkway, Ste. 230, #331

The Woodlands, TX 77382

(303) 991-8000

(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a) Pursuant to a Common Stock Purchase Agreement between the Registrant and Ares Capital, Inc. (“Ares”) executed September 20, 2021, Ares agreed to invest up to Fourteen Million Dollars ($14,000,000.00) to purchase the Registrant’s Common Stock, par value $0.0001 per share. Coincidentally, the Registrant and Ares entered into a Registration Rights Agreement, as an inducement to Ares to execute and deliver the Common Stock Purchase Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of Common Stock issuable for Ares’ investment pursuant to the Common Stock Purchase Agreement. The Common Stock Purchase Agreement terminates five years after the Effective Date, or conditioned upon the following events: (i) when Ares has purchased an aggregate of Fourteen Million Dollars ($14,000,000.00) in the Registrant’s Common Stock; (ii) at such time that the Registration Statement agreed to in the Registration Rights Agreement is no longer in effect: (iii) upon Ares’ material breach of contract; (iv) in the event a voluntary or involuntary bankruptcy petition is filed concerning the Registrant; or, (v) if a Custodian is appointed for the Registrant or for all or substantially all of its property or the Registrant makes a general assignment for the benefit of its creditors.

On April 26, 2022, the Registrant and Ares amended the Registration Rights Agreement previously disclosed on Form 8-K filed September 23, 2001. No material relationship between the Registrant or its affiliates and Ares, other than in respect of the amendment to the material definitive agreement. The transaction documents were amended to reflect Ares’ waiver of the requirement that the Registrant file a registration statement concerning the equity purchase agreement within thirty days of September 20, 2021.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description

10.1	Amendment to Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date April 26, 2022

By:	/s/ Tim Matula
Chief Executive Officer

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